                              THE CHINA FUND, INC.

                                 ANNUAL REPORT

                                OCTOBER 31, 2001

                                              THE CHINA FUND, INC.
                                              TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
                                                                   Key Highlights                      1
                                                                   Asset Allocation                    2
                                                                   Chairman's Statement                3
                                                                   Investment Managers' Statements     5
                                                                   About the Portfolio Managers        8
                                                                   Schedule of Investments             9
                                                                   Financial Statements               14
                                                                   Notes to Financial Statements      18
                                                                   Report of Independent Auditors     22
                                                                   Other Information                  23
                                                                   Dividends and Distributions;       25
                                                                     Dividend Reinvestment
                                                                     and Cash Purchase Plan

THE CHINA FUND, INC.
KEY HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                  FUND DATA
------------------------------------------------------------------------------
          NYSE STOCK SYMBOL                              CHN
------------------------------------------------------------------------------
             LISTING DATE                           JULY 10, 1992
------------------------------------------------------------------------------
          SHARES OUTSTANDING                          10,073,173
------------------------------------------------------------------------------
     TOTAL NET ASSETS (10/31/01)                   US$132.9 MILLION
------------------------------------------------------------------------------
      NET ASSET VALUE (10/31/01)                        $13.19
------------------------------------------------------------------------------
       MARKET PRICE (10/31/01)                          $10.74
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 TOTAL RETURN
-------------------------------------------------------------------------------
    PERFORMANCE AS OF
        10/31/01:             NET ASSET VALUE(1)            MARKET PRICE
-------------------------------------------------------------------------------
        12 MONTHS                    6.63%                     20.13%
-------------------------------------------------------------------------------
    3-YEAR CUMULATIVE               24.13%                     25.20%
-------------------------------------------------------------------------------
    3-YEAR ANNUALIZED                7.47%                      7.78%
-------------------------------------------------------------------------------
    5-YEAR CUMULATIVE                6.96%                     -1.87%
-------------------------------------------------------------------------------
    5-YEAR ANNUALIZED                1.36%                     -0.38%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               DIVIDEND HISTORY
-------------------------------------------------------------------------------
       RECORD DATE                  INCOME                  CAPITAL GAINS
-------------------------------------------------------------------------------
        12/31/99                    $0.1110                      --
-------------------------------------------------------------------------------
        12/31/98                    $0.0780                      --
-------------------------------------------------------------------------------
        12/31/97                      --                       $0.5003
-------------------------------------------------------------------------------
        12/31/96                    $0.0834                      --
-------------------------------------------------------------------------------
        12/29/95                    $0.0910                      --
-------------------------------------------------------------------------------
        12/30/94                    $0.0093                    $0.6006
-------------------------------------------------------------------------------
        12/31/93                    $0.0853                    $0.8250
-------------------------------------------------------------------------------
        12/31/92                    $0.0434                    $0.0116
-------------------------------------------------------------------------------

(1) Total investment returns reflect changes in net asset value per share during each period and assumes that dividend and capital gain distributions, if any, were reinvested. The net asset value percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. Total investment returns are historical and do not guarantee future results.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                     TEN LARGEST LISTED EQUITY INVESTMENTS*
---------------------------------------------------------------------------------
 1.  China Petroleum & Chemical Corp.                             5.14%
---------------------------------------------------------------------------------
 2.  Taipei Bank                                                  4.76%
---------------------------------------------------------------------------------
 3.  Yanzhou Coal Mining Co.                                      4.44%
---------------------------------------------------------------------------------
 4.  TCL International Holdings, Inc.                             3.87%
---------------------------------------------------------------------------------
 5.  Huaneng Power International, Inc.                            3.80%
---------------------------------------------------------------------------------
 6.  Zhejiang Expressway Co., Ltd.                                3.48%
---------------------------------------------------------------------------------
 7.  Chungwha Telecom Co., Ltd.                                   3.35%
---------------------------------------------------------------------------------
 8.  Brilliance China Automotive Holdings, Ltd.                   2.90%
---------------------------------------------------------------------------------
 9.  Phoenixtec Power Co., Ltd.                                   2.69%
---------------------------------------------------------------------------------
10.  Chinadotcom., Corp.                                          2.60%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                               DIRECT INVESTMENTS*
---------------------------------------------------------------------------------
 1.  A-S China Plumbing Products, Ltd.                            3.14%
---------------------------------------------------------------------------------
 2.  Moulin International Holdings, Ltd.                          1.51%
---------------------------------------------------------------------------------
 3.  New World Sun City, Ltd.                                     0.46%
---------------------------------------------------------------------------------

* Percentages based on net assets at October 31, 2001.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Stockholders:                                             November 12, 2001

I am pleased to present the annual report for The China Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2001. During this period, the Fund's NAV per share increased 6.63% to US$13.19 per share from US$12.37 per share and its market value increased 20.13% to US$10.74 per share from US$8.94 per share.

During this period, significant changes were made to the management of the Fund's assets, with the managers of both the listed and direct portions of the Fund's investments being changed. Martin Currie Inc. ("Martin Currie") was appointed the Fund's Listed Investment Manager. With approximately US$8 billion under management, of which approximately US$888 million is invested in Asian markets, Martin Currie is one of Scotland's oldest and largest independent investment management groups. Asian Direct Capital Management ("ADCM"), a State Street Global Alliance Company, was appointed the Fund's Direct Investment Manager. ADCM is a specialist manager of Asian Private Equity investments, which advises or manages funds for investment in China, Korea and Thailand.

The changes in the management of the Fund have resulted in a change of investment strategy, outlined in the investment managers' statements, pursuant to which the portfolio is being concentrated in a selection of high growth, private sector companies. We expect these entrepreneurial companies to offer better long-term capital gains than state-owned enterprises, which will be of declining importance in the Chinese economy.

Notably, the investment strategies employed by the managers, in restructuring the portfolio, were tax efficient for shareholders with a careful eye to minimizing taxable income. As a result, current year gains were offset by prior year losses thereby eliminating a taxable capital gain distribution by the Fund.

As we communicate our strategy to investors, I hope that the Fund will be able to differentiate itself from other China funds.

Several cross currents hit China's private equity market during the period. Positive developments included the strong performance of the Chinese economy, China's imminent entry into the World Trade Organization (the "WTO") and the successful Olympics bid by Beijing. The Chinese authorities have also announced their intention to allow foreign investment enterprises to list shares in the A and B markets. On the negative side, global economic weakness has taken a toll on China's exports. The tragic events of September 11th have also greatly increased risk aversion amongst investors.

The outlook for the global economy is challenged. However, we expect China to maintain relatively fast growth, supported by its highly competitive export industries and the invigorating events of de-regulation on its large domestic market. China's entry into the WTO should spur efforts by the authorities to address areas of weakness in China's economy, such as the financial sector and corporate governance. With the combination of continued economic growth, reform and the low valuation of many Chinese equities, we expect to achieve superior returns for our investors.

We thank you for your continuing support and for your interest in the Fund. If you have any questions, comments or would like additional information on the Fund's holdings, we invite you to call (toll free) 1-888-CHN-CALL (246-2255).

Sincerely,

/s/ Alan Tremain
Alan Tremain
Chairman of the Board

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Stockholders:                                             November 12, 2001

REVIEW OF LISTED INVESTMENTS
2001 has been a difficult year for global equity markets as all of the world's major economies slowed. In this context, China performed relatively well, with its GDP continuing to grow at over 7% per annum. This growth reflected China's strong international competitiveness with respect to exports and China's success at attracting foreign direct investment, as well as the stimulative effects of domestic market reforms, government spending and low interest rates. Towards the end of the period ending October 31, 2001, there were clear signs of a slowdown in exports, which will inevitably put a damper on future economic growth. However, we expect China to continue to be among the fastest growing economies in 2002. On November 11, 2001, China's decade-long campaign for admission into the WTO came to a successful conclusion, underlining the authorities' commitment to an open door policy and gradual reform.

Over the period, the Fund's net asset value increased by 6.6%. This compares with a 31.4% fall in the MSCI Golden Dragon index over the same period. The best performing markets were the small "B" share markets in Shanghai and Shenzhen, which rose by 123% and 115%, respectively. This strong performance was triggered by the China Securities Regulatory Commission's decision in February to allow Chinese investors with foreign exchange deposits to invest in these markets which were previously reserved for foreign investors. Unfortunately, the authorities were unable to use this momentum to rebuild the market and there has not been a single new "B" share issued since the opening of this market to foreign investors. Of the other Chinese markets, the Hang Seng China Enterprise Index rose by 4.1% and the Taiwan Weighted Index, which is sensitive to the fortunes of the electronics industry, fell by 34.9%. The large "A" share market in China, which is not yet open to foreigners, declined by 15.3%.

During the summer, the Fund disposed of its large holdings in the Chinese telecommunications sector, worried by the prospect of increased competition and slower growth in this sector. The Fund also took profits on the "B" share market, reducing its weighting from a peak of 20.7% to just 6.4%. Cash raised from the sale of these state-owned enterprises was applied to Chinese private sector companies both in Hong Kong, where there are an increasing number listed, and in Taiwan. With the market near its eight-year low, there is excellent value to be had in Taiwan, particularly in those companies which have developed profitable businesses on the mainland.

The Fund's manager selects investments based on the quality of individual companies and their management, so the allocation of assets by industry is not especially significant. However, there is a trend within the Fund towards companies operating in the domestic market, rather than exporters, as we expect this part of the economy to be more resilient in 2002. There is little investment in the basic materials industries, as these sectors are dominated by large state-owned enterprises, and will be negatively impacted by entry into the WTO. Our emphasis on growth means that we are relatively light in utilities. However, given that a significant portion of the Fund's assets are invested in companies listed in Hong Kong and non-technology companies listed in Taiwan, the Fund should enjoy a relatively high level of cash dividend yield from its investments.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS
As of October 31, 2001, the Fund's Direct Investment portfolio was comprised of investments in four companies. A description of these investments is set out below:

NEW WORLD SUN CITY LIMITED ("NWSC")
NWSC was established to develop Dongguan New World Gardens (the "Project") in Dongguan, Guandong Province. The Project involves the development and sale of detached houses, semi-detached houses, low-rise and high-rise apartments and 93,000 square meters of commercial and retail space on a 466,666 square meter site near Dongguan. The project has a total permissible floor area of approximately 1.12 million square meters and is being developed over several phases. The Fund has received interest and repayments on its investment, totaling US$3.73 million or 102% of its original investment cost.

A-S CHINA PLUMBING PRODUCTS LIMITED ("ASPPL")
ASPPL was established in 1994 to produce and distribute a complete line of sanitaryware products through the acquisition of seven joint ventures in China. The company is a subsidiary of American Standard Inc. ("ASI"), a U.S. based international manufacturer of plumbing products, air conditioners, automobile and medical systems products. ASI has granted to ASPPL the exclusive right to license trademarks owned by ASI for plumbing products in China.

SIU FUNG CERAMICS CONCEPT COMPANY LIMITED ("SIU FUNG")
Siu Fung is an investment holding company, which owns a group of joint ventures in China engaged in the manufacture and sale of ceramic products, including tiles and sanitaryware. In December 1996, the Fund made a full provision against the cost of its investment in Siu Fung. Despite numerous attempts to restructure the company, no agreement was reached. The company is currently under compulsory liquidation under winding-up orders granted by the High Court of Hong Kong, Special Administrative Region ("SAR") on May 9, 2000.

MOULIN INTERNATIONAL HOLDINGS, LIMITED ("MIH")
MIH is engaged in the manufacture, distribution and retailing of optical frames. It is the largest manufacturer of optical frames in Asia and is one of the largest manufacturers globally. The company has over 60 active ODM customers, primarily authorized licensees of designer brands, leading distributors and retail chains of optical frames. MIH has distribution offices in Hong Kong SAR, the People's Republic of China, Singapore, Malaysia, the Philippines, Taiwan, Germany and the U.S. MIH also operates America's Eyes, the largest optical chain in Shanghai.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS (CONTINUED)

In October 2001, the Fund divested its holdings in Road King Infrastructure Limited comprising 1.97 million shares and 394,000 warrants. The divestment realized proceeds of approximately US$0.61 million against the cost of US$1.91 million. On April 4, 2001, the Fund sold its interest in Shanghai Links Executive Community Limited (fully provided for against the costs of investment).

Sincerely,
Chris Ruffle, Listed Investment Manager, Martin Currie Inc.
KOH Kuek Chiang, Direct Investment Manager, Asian Direct Capital Management

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LISTED INVESTMENT MANAGER
Mr. Chris Ruffle serves as the portfolio manager for the Fund's portfolio of listed investments. Mr. Ruffle joined Martin Currie in 1994. He is a Chinese and Taiwanese equity specialist with over 13 years investment experience in Asia. Fluent in Mandarin and Japanese, Mr. Ruffle has worked in the Far East since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg's office in Taiwan. Mr. Ruffle also manages The Taiwan Opportunities Fund and The China Heartland Fund.

DIRECT INVESTMENT MANAGER
Mr. KOH Kuek Chiang is the Executive Director of Asian Direct Capital Management ("ADCM") and is the portfolio manager of the Fund's portfolio of direct investments. Mr. Koh joined ADCM in 1998. Mr. Koh has over ten years of private equity investment experience in the U.S., Europe and Asia working for the Government of Singapore Investment Corporation, Union Bank of Switzerland and private interests. His investment experience covers a wide range of industries, including telecommunications equipment, biotechnology, media, financial services and basic materials. Mr. Koh graduated with an engineering degree from the University of Western Australia and has a post-graduate Diploma in Business Administration from the National University of Singapore. He is a Chartered Financial Analyst Charterholder and is fluent in English and Mandarin.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA -- SHANGHAI "B" SHARES
  COMMUNICATIONS -- (1.6%)
     Eastern Communications Co., Ltd. ......................   1,729,150            $  2,126,854
                                                                                    ------------
  CONSUMER STAPLES -- (2.1%)
     Shanghai Friendship Group Co., Inc. ...................   2,950,000               2,755,300
                                                                                    ------------
  INDUSTRIALS -- (1.2%)
     Shanghai Matsuoka, Co. ................................     981,850               1,580,779
                                                                                    ------------
          TOTAL CHINA -- SHANGHAI "B" SHARES -- (Cost
            $6,385,118)                                                      4.9%      6,462,933
                                                                             ---    ------------
CHINA -- SHENZHEN "B" SHARES
  INDUSTRIALS -- (1.5%)
     Luthai Textile Co., Ltd. ..............................   1,999,869               2,058,840
                                                                                    ------------
          TOTAL CHINA -- SHENZHEN "B" SHARES -- (Cost
            $2,024,406)                                                      1.5%      2,058,840
                                                                             ---    ------------
          TOTAL CHINA -- (Cost $8,409,524)                                   6.4%      8,521,773
                                                                             ---    ------------
HONG KONG
  CONSUMER DISCRETIONARY -- (6.6%)
     Brilliance China Automotive Holdings, Ltd. ............  19,300,000               3,860,000
     Shangri-La Asia, Ltd. .................................   5,000,000               2,884,615
     Xinao Gas Holdings, Ltd.*..............................   7,000,000               1,996,795
                                                                                    ------------
                                                                                       8,741,410
                                                                                    ------------
  CONSUMER STAPLES -- (2.0%)
     Euro-Asia Agricultural (Holdings) Co., Ltd.*...........  11,800,000               2,632,308
                                                                                    ------------
  FINANCIALS -- (1.4%)
     China Overseas Land & Investment, Ltd. ................  16,500,000               1,882,692
                                                                                    ------------
  HEALTH CARE -- (2.9%)
     Global Bio-chem Technology Group Co., Ltd. ............   7,000,000               2,041,667
     LifeTec Group, Ltd.*...................................  59,846,000               1,795,380
                                                                                    ------------
                                                                                       3,837,047
                                                                                    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (CONTINUED)
  INDUSTRIALS -- (0.8%)
     Chen Hsong Holding, Ltd. ..............................   6,630,000            $  1,079,500
                                                                                    ------------
  INFORMATION TECHNOLOGY -- (10.1%)
     Arcontech, Corp. ......................................   9,000,000               1,119,231
     Automated Systems Holdings, Ltd. ......................   1,752,000                 555,923
     Chinadotcom, Corp.*....................................   1,700,000               3,451,000
     TCL International Holdings, Ltd. ......................  39,318,000               5,141,584
     TPV Technology, Ltd. ..................................  14,710,000               3,111,731
                                                                                    ------------
                                                                                      13,379,469
                                                                                    ------------
  MATERIALS -- (3.7%)
     China Rare Earth Holdings, Ltd. .......................  11,600,000               3,271,795
     Fountain Set (Holdings), Ltd. .........................  14,000,000               1,723,077
                                                                                    ------------
                                                                                       4,994,872
                                                                                    ------------
  TELECOMMUNICATIONS -- (1.6%)
     Asia Satellite Telecommunications Holdings, Ltd. ......   1,693,000               2,170,513
                                                                                    ------------
          TOTAL HONG KONG -- (Cost $45,587,779)                             29.1%     38,717,811
                                                                            ----    ------------
HONG KONG -- "H" SHARES
  CHEMICALS -- (5.1%)
     China Petroleum & Chemical, Corp. .....................  44,000,000               6,825,641
                                                                                    ------------
  ENERGY -- (8.3%)
     Huaneng Power International, Inc. .....................   8,218,000               5,057,231
     Yanzhou Coal Mining Co. ...............................  19,000,000               5,907,051
                                                                                    ------------
                                                                                      10,964,282
                                                                                    ------------
  UTILITIES -- (5.4%)
     Beijing Capital International Airport Co., Ltd. .......  10,384,000               2,542,749
     Zhejiang Expressway Co., Ltd. .........................  19,814,000               4,623,266
                                                                                    ------------
                                                                                       7,166,015
                                                                                    ------------
          TOTAL HONG KONG -- "H" SHARES -- (Cost $22,064,737)               18.8%     24,955,938
                                                                            ----    ------------
          TOTAL HONG KONG (INCLUDING "H" SHARES) -- (Cost $67,652,516)
                                                                            47.9%     63,673,749
                                                                            ----    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
SINGAPORE
  CONSUMER STAPLES -- (2.5%)
     Want Want Holdings, Ltd. ..............................   1,900,000            $  3,363,000
                                                                                    ------------
  DIVERSIFIED -- (0.3%)
     Asia Dekor Holdings, Ltd. .............................   4,374,000                 393,660
                                                                                    ------------
          TOTAL SINGAPORE -- (Cost $3,442,387)                               2.8%      3,756,660
                                                                             ---    ------------
TAIWAN
  CONSUMER DISCRETIONARY -- (8.3%)
     Giant Manufacturing Co., Ltd. .........................     848,000                 688,232
     Pacific Construction Co., Ltd.* .......................  32,841,000               2,960,450
     Synnex Technologies International, Corp. ..............   2,156,000               1,912,278
     Teco Electric & Machinery Co., Ltd. ...................   7,822,000               2,108,539
     Uni-President Enterprises Co. .........................  11,549,760               3,364,495
                                                                                    ------------
                                                                                      11,033,994
                                                                                    ------------
  CONSUMER STAPLES -- (2.7%)
     Phoenixtec Power Co., Ltd. ............................   6,824,000               3,580,128
                                                                                    ------------
  FINANCIALS -- (6.7%)
     Polaris Securities Co., Ltd. ..........................   8,042,000               2,540,806
     Taipei Bank............................................  12,115,400               6,321,078
                                                                                    ------------
                                                                                       8,861,884
                                                                                    ------------
  INDUSTRIALS -- (7.8%)
     China Synthetic Rubber, Corp. .........................   9,319,440               2,390,639
     Choice Lithograph, Inc. ...............................   8,273,000               2,433,941
     Premier Image Technology, Corp. .......................   2,102,000               2,814,852
     Taiwan Secom...........................................   3,323,500               2,755,133
                                                                                    ------------
                                                                                      10,394,565
                                                                                    ------------
  INFORMATION TECHNOLOGY -- (1.4%)
     Advantech Co., Ltd. ...................................     959,100               1,820,900
                                                                                    ------------
  MATERIALS -- (2.1%)
     Ho Tung Chemical, Corp. ...............................   6,132,950               2,755,383
                                                                                    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
TAIWAN (CONTINUED)
  TELECOMMUNICATIONS -- (3.3%)
     Chunghwa Telecom Co., Ltd. ............................   3,276,000            $  4,453,461
                                                                                    ------------
          TOTAL TAIWAN -- (Cost $45,688,215)                                32.3%     42,900,315
                                                                            ----    ------------
          TOTAL COMMON STOCK AND OTHER
            EQUITY INTERESTS -- (Cost $125,172,642)                         89.4%    118,852,497
                                                                            ----    ------------
DIRECT INVESTMENTS
  CERAMIC PRODUCTS -- (0.0%)
     Siu Fung Ceramics Concept Company, Ltd. (acquired
       11/30/94)*(1)........................................       8,000                       0
                                                                                    ------------
  MANUFACTURING, DISTRIBUTION AND RETAIL -- (1.5%)
     Moulin International Holding, Ltd., convertible bond
       (acquired 8/17/99)(1)................................   2,000,000               2,002,750
                                                                                    ------------
  REAL ESTATE -- (0.5%)
     New World Sun City, Ltd. (acquired 12/12/92)(1)........          83                 608,787
                                                                                    ------------
  SANITARY WARE -- (3.1%)
     A-S China Plumbing Products, Ltd. (acquired
       4/14/94)*(1).........................................         450               4,178,250
                                                                                    ------------
          TOTAL DIRECT INVESTMENTS -- (Cost $14,802,603)                     5.1%      6,789,787
                                                                             ---    ------------
PUT OPTIONS PURCHASED -- (0.0%)
     Siu Fung Ceramics Concept, exercise price $0.01, no
       expiration date......................................          80                       1
                                                                                    ------------
          TOTAL PUT OPTIONS PURCHASED -- (Cost $0)                           0.0%              1
                                                                             ---    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                              CURRENT     MATURITY     PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE              YIELD    (MM/DD/YYYY)     AMOUNT             VALUE (NOTE A)
---------------------------------             -------   ------------   ----------           --------------
SHORT TERM INVESTMENTS -- U.S. GOVERNMENT
  SECURITY -- (5.0%)
     United States Treasury Bill............   2.280%    11/01/2001    $6,600,000               6,600,000
                                                                                             ------------
TOTAL SHORT TERM INVESTMENTS -- (Cost $6,600,000)                                     5.0%      6,600,000
                                                                                      ---    ------------
TOTAL INVESTMENTS -- (Cost $146,575,245) (Note E)                                    99.5%    132,242,285
                                                                                     ----    ------------
OTHER ASSETS AND LIABILITIES                                                          0.5%        669,254
                                                                                      ---    ============
NET ASSETS                                                                          100.0%   $132,911,539
                                                                                    =====    ============

Notes to Schedule of Investments
--------------------------------

  * Denotes non-income producing security

(1) Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore initially valued at acquisition cost. These direct investments are valued at fair value as determined by the Board of Directors as discussed in Notes A and B to the Financial Statements.

Information concerning options written as of October 31, 2001 is shown below:

                                                        NO. OF     EXERCISE   EXPIRATION   MARKET
CALL OPTIONS                                           CONTRACTS    PRICE        DATE       VALUE
------------                                           ---------   --------   ----------   -------
Siu Fung Ceramics Concept............................     80        $0.01        None        $1

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS:
  Investments in listed investments, at value (cost
     $125,172,642) (Note A).................................  $118,852,497
  Investments in direct investments, at value (cost
     $14,802,603) (Notes A and B)...........................     6,789,788
  Short-term investments, at value (cost $6,600,000) (Note
     A).....................................................     6,600,000
  Cash......................................................       403,553
  Cash, foreign currency at value (cost $2,061,484).........     2,061,424
  Dividends and interest receivable.........................       197,820
                                                              ------------
TOTAL ASSETS................................................   134,905,082
                                                              ------------
LIABILITIES:
  Payable for investments purchased.........................     1,740,347
  Investment management fee payable (Note C)................       103,912
  Administration, custodian and transfer agent fees
     payable................................................        46,175
  Accrued expenses and other liabilities....................       103,109
                                                              ------------
TOTAL LIABILITIES...........................................     1,993,543
                                                              ------------
TOTAL NET ASSETS............................................  $132,911,539
                                                              ============
COMPOSITION OF NET ASSETS:
  Common stock, at par value (Note D).......................  $    100,732
  Capital paid in excess of par (Note D)....................   147,069,022
  Undistributed net investment income.......................     1,330,135
  Accumulated net realized loss on investments and foreign
     currency transactions..................................    (1,255,300)
  Net unrealized depreciation on investments and foreign
     currency transactions..................................   (14,333,050)
                                                              ------------
TOTAL NET ASSETS............................................  $132,911,539
                                                              ============
NET ASSET VALUE PER SHARE
  ($132,911,539 /10,073,173 shares of common stock
     outstanding)...........................................        $13.19
                                                                    ======

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income -- listed investments (net of foreign tax
     withholding $39,802)...................................  $ 4,125,420
  Dividend income -- direct investments.....................       35,348
  Interest income -- listed and short-term investments......      178,901
  Interest income -- direct investments.....................      154,948
                                                              -----------
     TOTAL INVESTMENT INCOME................................    4,494,617
                                                              -----------
EXPENSES:
  Investment management fee (Note C)........................    1,432,155
  Custody...................................................      405,842
  Directors' fees and expenses (Note C).....................      338,040
  Legal fees................................................      392,720
  Administration............................................      149,509
  Stock dividend tax expense................................      108,115
  Audit and tax service fees................................       73,076
  Insurance.................................................       63,040
  Printing and postage......................................       58,830
  Miscellaneous expenses....................................       35,759
  Transfer Agent............................................       18,572
  Shareholder services fee..................................        9,489
                                                              -----------
     TOTAL EXPENSES.........................................    3,085,147
                                                              -----------
NET INVESTMENT INCOME.......................................    1,409,470
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
  Net realized gain on listed investment transactions.......    6,605,313
  Net realized loss on direct investment transactions.......   (1,410,259)
  Net realized loss on foreign currency transactions........      (79,335)
                                                              -----------
                                                                5,115,719
                                                              -----------
  Net change in unrealized depreciation on listed
     investments and foreign currency transactions..........     (309,690)
  Net change in unrealized appreciation on direct
     investments............................................    2,076,666
                                                              -----------
                                                                1,766,976
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................    6,882,695
                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 8,292,165
                                                              ===========

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 YEAR ENDED          YEAR ENDED
                                                              OCTOBER 31, 2001    OCTOBER 31, 2000
                                                              ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)..............................    $  1,409,470        $   (294,840)
  Net realized gain on investment and foreign currency
     transactions...........................................       5,115,719           4,300,199
  Net change in unrealized appreciation (depreciation) on
     investments and foreign currency translations..........       1,766,976          (6,570,719)
                                                                ------------        ------------
  Net increase (decrease) in net assets resulting from
     operations.............................................       8,292,165          (2,565,360)
                                                                ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................              --          (1,118,122)
                                                                ------------        ------------
  Total dividends and distributions to shareholders.........              --          (1,118,122)
                                                                ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS.......................       8,292,165          (3,683,482)
                                                                ------------        ------------
NET ASSETS:
Beginning of period.........................................     124,619,374         128,302,856
                                                                ------------        ------------
End of period, including undistributed net investment income
  of $1,330,135 and $0, respectively........................    $132,911,539        $124,619,374
                                                                ============        ============

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE YEAR(S) INDICATED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               YEAR ENDED OCTOBER 31,
                                              --------------------------------------------------------
                                                2001        2000        1999        1998        1997
                                              --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE(1)
Net asset value, beginning of period........  $  12.37    $  12.74    $  10.84    $  16.97    $  13.24
Net investment income (loss)................      0.14       (0.03)       0.12        0.08(2)    (0.02)(2)
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions..............................      0.68       (0.23)       1.86       (5.71)       3.83
                                              --------    --------    --------    --------    --------
Total from investment operations............      0.82       (0.26)       1.98       (5.63)       3.81
                                              --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment income......        --       (0.11)      (0.08)         --       (0.08)
  Distributions from net realized capital
    gains...................................        --          --          --       (0.50)         --
                                              --------    --------    --------    --------    --------
Total distributions.........................        --       (0.11)      (0.08)      (0.50)      (0.08)
                                              --------    --------    --------    --------    --------
Net asset value, end of period..............  $  13.19    $  12.37    $  12.74    $  10.84    $  16.97
                                              ========    ========    ========    ========    ========
Per share market value, end of period.......  $  10.74    $   8.94    $   9.94    $   8.75    $  13.31
                                              ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN (BASED ON MARKET
  VALUE)....................................     20.13%      (9.14)%     14.65%     (31.98)%     13.88%
                                              ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)...........  $132,912    $124,619    $128,303    $116,891    $184,035
Ratio of expenses to average net assets.....      2.39%       2.12%       2.28%       2.22%(2)     2.15%(2)
Ratio of net investment income (loss) to
  average net assets........................      1.09%      (0.21)%      0.95%       0.68%      (0.11)%
Portfolio turnover rate.....................       115%        108%         75%         24%         39%

(1) Based on average shares outstanding during the period.
(2) The ratios of expenses to average net assets and the net investment income
    (loss) per share is after the waiver of a portion of the fee by HSBC Management (Note C). Had HSBC Management not waived these fees, the ratio of expenses to average net assets and the net investment income (loss) per share would have been as follows: For the year ended October 31, 1998, 2.33% and $0.07, respectively and for the year ended October 31, 1997, 2.25% and $(0.04), respectively.

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of, and for the year ended, October 31, 2001 relate to the valuation of the Fund's Direct Investments, as further discussed below and in Note B.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Direct Investments are valued at fair value as determined by the Board of Directors based on advice from the Investment Manager and Direct Investment Manager. The Direct Investment's original cost is considered to be fair value unless the Board of Directors, based on such advice, concludes there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

OPTIONS CONTRACTS: The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its stockholders, at least annually, all of its net investment income and any net realized capital gains. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and holdings in passive foreign investment companies.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, including making distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

NOTE B -- VALUATION OF DIRECT INVESTMENTS
At October 31, 2001, Direct Investments amounting to $6,789,787 (5.1% of net assets) have been valued at fair value as determined by the Board of Directors in the absence of readily ascertainable market values. The remaining Direct Investments are being valued at readily available market prices (See Note
A -- Security Valuation). The procedures applied by the Board of Directors in arriving at its estimate of value of securities without readily available market values comply with the Fund's policies for valuing Direct Investments at original cost unless the Board of Directors, based on advice from the Investment Manager and Direct Investment Manager, concludes that there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments. Determination of fair values involves subjective judgment and, because of the inherent uncertainty of valuation, the Board of Directors' estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE C -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
HSBC Management served as Investment Manager for the Fund's listed investments (the "Listed Investments") until June 30, 2001. Effective July 1, 2000, the fee paid to HSBC Management by the Fund was reduced to the annual rate of 1.10% of the Fund's average weekly net assets. Prior to July 1, 2000, HSBC Management was entitled to receive a fee for its services at the annual rate of 1.25% of the Fund's average weekly net assets. From April 3, 2001 through June 30, 2001, HSBC Management was paid a fee of 1.10% of the Fund's average weekly net assets invested in Listed Investments. Effective June 30, 2001, Martin Currie Inc. assumed its role as Listed Investment Manager, and is paid a fee, computed weekly and payable monthly, at the following annual rates: 1.00% of the first US$25 million of the Fund's average weekly net assets invested in Listed Investments; 0.90% of the next US$25 million of the Fund's average weekly net assets invested in Listed Investments; 0.70% of the next US$25 million of the Fund's average weekly net assets invested in Listed Investments; and 0.50% of the Fund's average weekly net assets invested in Listed Investments in excess of US$75 million.

HSBC Private Equity served as Investment Manager for the Fund's assets allocated to direct investments until April 7, 2001. For its services, HSBC Private Equity was paid a fee by HSBC Management out of its fee. Prior to the approval by the Fund's stockholders of ADCM as the new Direct Investment Manager for the Fund's assets allocated to direct investments at the special meeting of stockholders held on June 15, 2001, ADCM received a fee for its services under the New Direct Investment Management Agreement, computed weekly and payable monthly at an annual rate equal to 1.10% of the average weekly value of the assets of the Fund invested in direct investments. Effective June 30, 2001, ADCM receives a fee, computed weekly and payable monthly at an annual rate equal to the greater of $300,000 or 2.2% of the average weekly value of the net assets of the Fund invested in direct investments.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $27,500 and $10,000, respectively, plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

State Street Corporation ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. Prior to July 1, 2001 for these services, the Fund pays State Street a fee at the annual rate of 0.11% of the Fund's average daily net assets up to $150 million, 0.09% of the next $150 million, and 0.04% of those assets in excess of $300 million, subject to certain minimum requirements. Effective July 1, 2001 the fund approved an increase in the administration fees to an annual rate of 0.14% of the Fund's average daily net assets up to $150 million, 0.12% of the next $150 million, and 0.07% of those assets in excess of $300 million, subject to certain minimum requirements. State Street also serves as the Fund's custodian. Fees paid by the Fund monthly for custody services rendered by State Street are

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

based upon assets of the Fund and on transactions entered into by the Fund during the period and are included in the Statement of Operations.

NOTE D -- CAPITAL STOCK
At a meeting held on June 15, 2001 the Board of Directors of the Fund approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the year ended October 31, 2001, the Fund did not repurchase any shares under this program.

NOTE E -- INVESTMENT TRANSACTIONS
For the year ended October 31, 2001, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $150,264,477 and $150,881,334, respectively. At October 31, 2001, the cost of investments for federal income tax purposes was $139,975,345. Gross unrealized appreciation of investments was $8,311,199, while gross unrealized depreciation of investments was $22,644,160, resulting in net unrealized depreciation of investments of $14,332,961. In addition, as of October 31, 2001 the Fund had a capital loss carryforward of $1,255,301 for Federal income tax purposes, which may be utilized to offset future capital gain through October 31, 2008.

NOTE F -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE G -- OPTIONS
For the year ended October 31, 2001, the following reflects the written option activity:

                                                                  CALL OPTIONS WRITTEN
                                                              -----------------------------
                                                              NUMBER OF CONTRACTS   PREMIUM
                                                              -------------------   -------
Balance as of October 31, 2000..............................          80            $   --
Written.....................................................          --                --
Closed......................................................          --                --
                                                                      --            ------
Outstanding as of October 31, 2001..........................          80            $
                                                                      ==            ======

THE CHINA FUND, INC.
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Stockholders and Board of Directors
The China Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The China Fund, Inc., including the schedule of investments, as of October 31, 2001, and the related statement of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The China Fund, Inc. as of October 31, 2001, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
November 30, 2001

THE CHINA FUND, INC.
OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIRECT INVESTMENT MANAGER

At the special meeting of stockholders, held on June 15, 2001, the stockholders approved the appointment of ADCM as the new manager of the Fund's direct investments. ADCM has the responsibility for management of the Fund's existing direct investments and for making new direct investments on behalf of the Fund. ADCM was established in 1997 as part of State Street Global Advisers, the investment management division of State Street Corporation.

LISTED INVESTMENT MANAGER

At the special meeting of stockholders held on June 15, 2001, the stockholders approved the appointment of Martin Currie Inc. as the new manager of the Fund's listed investments.

BYLAW AMENDMENTS

On September 26, 2001, the Board of Directors approved an amendment to the Fund's Bylaws to set forth provisions requiring a majority of stockholders to request in writing a special meeting of the stockholders. On this date, the Board of Directors also approved an amendment to the Fund's Bylaws to set forth provisions allowing for the Board of Directors to elect a successor to fill a vacancy on the Board for the remainder of the full term of the class of directors in which the vacancy occurred.

The Fund's special meeting Bylaw provisions provide that special meetings of stockholders shall also be called by the Secretary or the Board of Directors upon receipt of the request in writing signed by stockholders holding not less than a majority of the votes entitled to be cast thereat. Such request shall state the purpose or purposes of the proposed meeting and the matters proposed to be acted on at such proposed meeting. The Fund's directors' vacancy Bylaw provisions provide that, in case of any vacancy in the Board of Directors through death, resignation or other cause, other than an increase in the number of directors, subject to the provisions of law, a majority of the remaining directors, although a majority is less than a quorum, by an affirmative vote, may elect a successor to hold office for the remainder of the full term of the class of directors in which the vacancy occurred or until his successor is chosen and qualified.

THE CHINA FUND, INC.
OTHER INFORMATION (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRIVACY POLICY

                                 PRIVACY NOTICE

The China Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

     [ ] Information it receives from shareholders on applications or other forms; and

     [ ]  Information about shareholder transactions with the Fund.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who needs to know that information to provide products or services to shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each stockholder will be deemed to have elected, unless State Street Bank and Trust Company, the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by State Street Bank and Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
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In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

THE CHINA FUND, INC.
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UNITED STATES ADDRESS
The China Fund, Inc.
225 Franklin Street
Boston, MA 02111
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
Alan Tremain, O.B.E., Director and Chairman of the Board
Kathleen C. Cuocolo, Director and President
Sir Alan Donald KCMG, Director
Michael F. Holland, Director
Burton Levin, Director
James J. Lightburn, Director
Joe O. Rogers, Director
Nigel S. Tulloch, Director
Glenn N. Francis, Treasurer
Ann M. Casey, Secretary
Leonard B. Mackey, Jr., Assistant Secretary

INVESTMENT MANAGER
Martin Currie Inc.

DIRECT INVESTMENT MANAGER
Asian Direct Capital Management

SHAREHOLDER SERVICING AGENT
Georgeson Shareholder Communications Corporation

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR State Street Bank and Trust Company

INDEPENDENT AUDITORS
KPMG LLP

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP